UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2008

MED-X SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-33107 (Commission File Number)	76-0238783 (IRS Employer Identification No.)

2 West 46th Street, 2nd Floor
New York, NY 10036
 (Address of Principal Executive Offices, Zip Code)

212 653 8940
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 18, 2008, Med-X Systems, Inc. (the “Registrant”) filed amendment no. 1 to its Current Report on Form 8-K to report a change in Registrant’s certifying accountant (the “Initial Report”).  The Initial Report is hereby amended and restated in its entirety, in response to a letter from the Securities and Exchange Commission to the Registrant dated April 22, 2008.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

A.	First Change in Registrant’s Certifying Accountant

(a)  Thomas Leger & Co. L.L.P. (“Thomas Leger”) resigned from its engagement as the independent accountant for Med-X Systems, Inc. (the “Registrant”) on January 7, 2008.

With the exception of Thomas Leger’s expression of concern about the Registrant’s ability to continue as a going concern in its reports regarding the Registrant’s 2006 and 2005 audited year-end financial statements, none of Thomas Leger’s reports on the Registrant’s financial statements for the Registrant’s two most recent fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles.

During the Registrant’s two most recent fiscal years and the subsequent interim period preceding Thomas Leger’s resignation, there were no disagreements between the Registrant and Thomas Leger on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Thomas Leger, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

None of the reportable events set forth in Regulation S-K Item 304(a)(1)(v)(A)-(D) occurred during the period in which Thomas Leger served as the Registrant’s independent accountant.

The Registrant has provided Thomas Leger with a copy of this disclosure and has requested that Thomas Leger furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter from Thomas Leger will be filed as an amendment to this Form 8-K within two business days of its receipt.

(b)  RBSM  LLP (“RBSM”) was engaged, since February 23, 2007, to serve as the independent accountant for Cranston, Inc., a Nevada corporation and the Registrant’s wholly-owned operating subsidiary.

During the Registrant’s two most recent fiscal years and the subsequent interim period preceding RBSM’s engagement, neither the Registrant nor anybody else on its behalf, has consulted RBSM regarding either (i) the application of accounting principles to a specified transaction, whether completed or proposed, (ii) the type of audit opinion that might be rendered on Registrant’s financial statements, or (iii) any matter that was the subject of a disagreement, as defined in Regulation S-K Item 304(a)(1)(iv), or a reportable event, as defined in Regulation S-K Item 304(a)(1)(v).

B.	Second Change in Registrant’s Certifying Accountant

(a)  On April 8, 2008, RBSM notified the Registrant and the Commission that its client-auditor relationship with the Registrant had ceased.

With the exception of RBSM’s expression of concern about Cranston, Inc.’s ability to continue as a going concern, RBSM’s audit report dated March 13, 2007, on the financial statements for the period July 18, 2006 (date of inception) to December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  Since the  Registrant’s date of inception (July 18, 2006) to December 31, 2006 and the subsequent interim period preceding RBSM’s resignation, there were no disagreements between the Registrant and RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the reportable events set forth in Regulation S-K Item 304(a)(1)(v)(A)-(D) occurred during the period in which RBSM served as the Registrant’s independent accountant.

The Registrant has provided RBSM with a copy of this disclosure and has requested that RBSM furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter from RBSM, addressed to the SEC and dated April 29, 2008, is filed as Exhibit 16.4 to this Current Report on Form 8-K/A.

(b)  On April 9, 2008, Wolinetz, Lafazan & Company, P.C. (“Wolinetz”) was appointed to serve as the Registrant’s independent accountant. During the Registrant’s two most recent fiscal years and the subsequent interim period preceding Wolinetz’s appointment, neither the Registrant, nor anybody else on its behalf, has consulted Wolinetz regarding either (i) the application of accounting principles to a specified transaction, whether completed or proposed, (ii) the type of audit opinion that might be rendered on Registrant’s financial statements, or (iii) any matter that was the subject of a disagreement, as defined in Regulation S-K Item 304(a)(1)(iv), or a reportable event, as defined in Regulation S-K Item 304(a)(1)(v).

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.4	Letter, dated April 29, 2008, from RBSM LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED-X SYSTEMS, INC.

By:	/s/ Alan Moadel
Name:	Alan Moadel
Title:	Chief Executive Officer, Principal Financial and Accounting Officer

Date:  April 29, 2008